Table of Contents           Conference Call   877-876-9173 | ID – EastGroup February 7, 2020      11:00 a.m. Eastern Time 2019  webcast available at EastGroup.net  FOURTH  QUARTER                                                                             Supplemental Information December 31, 2019 400 W. Parkway Place, Suite 100, Ridgeland, MS 39157 | TEL: 601-354-3555 | FAX: 601-352-1441 | EastGroup.net Page 1 of 24

Table of Contents      Financial Information: Consolidated Balance Sheets ..................................................................................... 3 Consolidated Statements of Income and Comprehensive Income ............................ 4 Reconciliations of GAAP to Non-GAAP Measures .................................................. 5 Consolidated Statements of Cash Flows .................................................................... 7 Same Property Portfolio Analysis ............................................................................. 8 Additional Financial Information .............................................................................. 9 Financial Statistics ..................................................................................................... 10 Capital Deployment: Development and Value-Add Properties Summary .................................................. 11 Development and Value-Add Properties Transferred to Real Estate Properties ....... 12 Acquisitions and Dispositions ................................................................................... 13 Real Estate Improvements and Leasing Costs ........................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ............................................................. 15 Core Market Operating Statistics ............................................................................... 16 Lease Expiration Summary ........................................................................................ 17 Top 10 Customers by Annualized Base Rent ............................................................ 18 Capitalization: Debt and Equity Market Capitalization ..................................................................... 19 Continuous Common Equity Program ....................................................................... 20 Debt-to-EBITDAre Ratios ......................................................................................... 21 Other Information: Outlook for 2020 ........................................................................................................ 22 Glossary of REIT Terms ............................................................................................ 23 FORWARD-LOOKING STATEMENTS The statements and certain other information contained in this press release, which can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "should," "intends," "plans," "estimates" or "anticipates" and variations of such words or similar expressions or the negative of such words, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the Company's current views about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company's operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: changes in general economic conditions; the extent of customer defaults or of any early lease terminations; the Company's ability to lease or re-lease space at current or anticipated rents; the availability of financing; failure to maintain credit ratings with rating agencies; changes in the supply of and demand for industrial/warehouse properties; increases in interest rate levels; increases in operating costs; natural disasters, terrorism, riots and acts of war, and the Company's ability to obtain adequate insurance; changes in governmental regulation, tax rates and similar matters; attracting and retaining key personnel; other risks associated with the development and acquisition of properties, including risks that development projects may not be completed on schedule, development or operating costs may be greater than anticipated or acquisitions may not close as scheduled; and other risks detailed in the sections of the Company's most recent Forms 10-K and 10-Q filed with the SEC titled "Risk Factors." The Company assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Page 2 of 24

Consolidated Balance Sheets (In thousands, except share and per share data)   (Unaudited) December 31, 2019 December 31, 2018 ASSETS Real estate properties$ 2,844,567 2,553,481 Development and value-add properties 419,999 263,664 3,264,566 2,817,145 Less accumulated depreciation (871,139) (814,915) 2,393,427 2,002,230 Unconsolidated investment 7,805 7,870 Cash 224 374 Other assets 144,622 121,231 TOTAL ASSETS $ 2,546,078 2,131,705 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities$ 111,394 193,926 Unsecured debt 938,115 723,400 Secured debt 133,093 188,461 Accounts payable and accrued expenses 92,024 86,563 Other liabilities 69,123 34,652 Total Liabilities 1,343,749 1,227,002 EQUITY Stockholders' Equity: Common stock; $.0001 par value; 70,000,000 shares authorized; 38,925,953 shares issued and outstanding at December 31, 2019 and 36,501,356 at December 31, 2018 4 4 Excess shares; $.0001 par value; 30,000,000 shares authorized; no shares issued - - Additional paid-in capital 1,514,055 1,222,547 Distributions in excess of earnings (316,302) (326,193) Accumulated other comprehensive income 2,807 6,701 Total Stockholders' Equity 1,200,564 903,059 Noncontrolling interest in joint ventures 1,765 1,644 Total Equity 1,202,329 904,703 TOTAL LIABILITIES AND EQUITY $ 2,546,078 2,131,705 Page 3 of 24

EASTGROUP PROPERTIES

Consolidated Statements of Income and Comprehensive Income

(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2019	2018	2019	2018
REVENUES				
Income from real estate operations	$ 86,480	77,872	330,813	299,018
Other revenue	70	106	574	1,374
	86,550	77,978	331,387	300,392
EXPENSES				
Expenses from real estate operations	24,294	22,547	93,274	86,394
Depreciation and amortization	27,697	24,241	104,724	91,704
General and administrative	4,905	3,475	16,406	13,738
Indirect leasing costs	105	-	411	-
	57,001	50,263	214,815	191,836
OTHER INCOME (EXPENSE)				
Interest expense	(8,249)	(8,853)	(34,463)	(35,106)
Gain on sales of real estate investments	29,662	-	41,068	14,273
Other	320	(279)	163	913
NET INCOME	51,282	18,583	123,340	88,636
Net income attributable to noncontrolling interest in joint ventures	(1,673)	(27)	(1,678)	(130)
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	49,609	18,556	121,662	88,506
Other comprehensive income (loss) - cash flow hedges	2,429	(3,992)	(3,894)	1,353
TOTAL COMPREHENSIVE INCOME	$ 52,038	14,564	117,768	89,859
BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.29	0.51	3.25	2.50
Weighted average shares outstanding	38,561	36,135	37,442	35,439
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.28	0.51	3.24	2.49
Weighted average shares outstanding	38,687	36,232	37,527	35,506

Page 4 of 24

EASTGROUP PROPERTIES

Reconciliations of GAAP to Non-GAAP Measures

(In thousands, except per share data)
(Unaudited)

		Three Months Ended December 31,		Twelve Months Ended December 31,	
		2019	2018	2019	2018
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	$	49,609	18,556	121,662	88,506
Depreciation and amortization		27,697	24,241	104,724	91,704
Company's share of depreciation from unconsolidated investment		35	33	141	128
Depreciation and amortization from noncontrolling interest		(45)	(49)	(186)	(182)
(Gain) on sales of real estate investments		(29,662)	-	(41,068)	(14,273)
(Gain) on sales of non-operating real estate		(83)	-	(83)	(86)
(Gain) on sales of other assets		-	-	-	(427)
Noncontrolling interest in gain on sales of real estate investments of consolidated joint ventures		1,671	-	1,671	-
FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS		49,222	42,781	186,861	165,370
(Gain) on casualties and involuntary conversion		(80)	(95)	(428)	(1,245)
FFO EXCLUDING GAIN ON CASUALTIES AND INVOLUNTARY CONVERSION	$	49,142	42,686	186,433	164,125
NET INCOME	$	51,282	18,583	123,340	88,636
Interest expense [(1)]		8,249	8,853	34,463	35,106
Depreciation and amortization		27,697	24,241	104,724	91,704
Company's share of depreciation from unconsolidated investment		35	33	141	128
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA")		87,263	51,710	262,668	215,574
(Gain) on sales of real estate investments		(29,662)	-	(41,068)	(14,273)
(Gain) on sales of non-operating real estate		(83)	-	(83)	(86)
(Gain) on sales of other assets		-	-	-	(427)
EBITDA for Real Estate ("EBITDAre")	$	57,518	51,710	221,517	200,788
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS					
Net income attributable to common stockholders	$	1.28	0.51	3.24	2.49
FFO attributable to common stockholders	$	1.27	1.18	4.98	4.66 [(2)]
FFO Excluding Gain on Casualties and Involuntary Conversion attributable to common stockholders	$	1.27	1.18	4.97	4.62
Weighted average shares outstanding for EPS and FFO purposes		38,687	36,232	37,527	35,506

(1) Net of capitalized interest of $2,386 and $1,789 for the three months ended December 31, 2019 and 2018, respectively; and $8,453 and $6,334 for the twelve months ended December 31, 2019 and 2018, respectively.

(2) The Company initially reported FFO of $4.67 per share during the twelve months ended December 31, 2018. In connection with the Company's adoption of the Nareit Funds from Operations White Paper - 2018 Restatement, the Company now excludes from FFO the gains and losses on sales of non-operating real estate and assets incidental to the Company's business and therefore adjusted the prior year results, including the Company's FFO for 2018, to conform to the updated definition of FFO. There was no impact to the three months ended December 31, 2018, as there were no sales incidental to the Company's business during that period.

Page 5 of 24

Reconciliations of GAAP to Non-GAAP Measures (Continued)   (In thousands) (Unaudited) Three Months Ended Twelve Months Ended December 31, December 31, 2019 2018 2019 2018 NET INCOME $ 51,282 18,583 123,340 88,636 (Gain) on sales of real estate investments (29,662) - (41,068) (14,273) (Gain) on sales of non-operating real estate (83) - (83) (86) (Gain) on sales of other assets - - - (427) Net loss on other - 497 884 497 Interest income (28) (34) (129) (156) Other revenue (70) (106) (574) (1,374) Indirect leasing costs 105 - 411 - Depreciation and amortization 27,697 24,241 104,724 91,704 Company's share of depreciation from unconsolidated investment 35 33 141 128 Interest expense (1) 8,249 8,853 34,463 35,106 General and administrative expense (2) 4,905 3,475 16,406 13,738 Noncontrolling interest in PNOI of consolidated joint ventures (62) (77) (199) (314) PROPERTY NET OPERATING INCOME ("PNOI") 62,368 55,465 238,316 213,179 PNOI from 2018 and 2019 Acquisitions (2,442) (789) (6,520) (1,444) PNOI from 2018 and 2019 Development and Value-Add Properties (6,690) (2,992) (20,321) (7,771) PNOI from 2018 and 2019 Operating Property Dispositions (690) (1,196) (3,812) (4,783) Other PNOI 67 68 247 372 SAME PNOI (Straight-Line Basis) 52,613 50,556 207,910 199,553 Net lease termination fee (income) from same properties (317) (121) (1,257) (294) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis) 52,296 50,435 206,653 199,259 Straight-line rent adjustment for same properties 399 36 408 (1,446) Acquired leases — market rent adjustment amortization for same properties (51) (77) (254) (383) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis) $ 52,644 50,394 206,807 197,430 (1) Net of capitalized interest of $2,386 and $1,789 for the three months ended December 31, 2019 and 2018, respectively; and $8,453 and $6,334 for the twelve months ended December 31, 2019 and 2018, respectively. (2) Net of capitalized development costs of $2,121 and $1,192 for the three months ended December 31, 2019 and 2018, respectively; and $6,918 and $4,696 for the twelve months ended December 31, 2019 and 2018, respectively. Page 6 of 24

Consolidated Statements of Cash Flows   (In thousands) (Unaudited) Twelve Months Ended December 31, 2019 2018 OPERATING ACTIVITIES Net income $ 123,340 88,636 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 104,724 91,704 Stock-based compensation expense 6,838 5,283 Net gain on sales of real estate investments and non-operating real estate (41,151) (14,359) Gain on casualties and involuntary conversion on real estate assets (180) (1,245) Changes in operating assets and liabilities: Accrued income and other assets (5,558) (4,091) Accounts payable, accrued expenses and prepaid rent 6,514 (2,682) Other 1,385 1,485 NET CASH PROVIDED BY OPERATING ACTIVITIES 195,912 164,731 INVESTING ACTIVITIES Development and value-add properties (318,288) (167,667) Purchases of real estate (142,712) (57,152) Real estate improvements (37,775) (37,502) Net proceeds from sales of real estate investments and non-operating real estate 66,737 24,508 Proceeds from casualties and involuntary conversion on real estate assets 723 1,635 Repayments on mortgage loans receivable 915 1,987 Changes in accrued development costs (3,644) 5,711 Changes in other assets and other liabilities (9,293) (12,955) NET CASH USED IN INVESTING ACTIVITIES (443,337) (241,435) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 932,658 448,100 Repayments on unsecured bank credit facilities (1,015,678) (448,709) Proceeds from unsecured debt 290,000 60,000 Repayments on unsecured debt (75,000) (50,000) Repayments on secured debt (55,593) (11,289) Debt issuance costs (893) (1,922) Distributions paid to stockholders (not including dividends accrued) (108,795) (71,294) Proceeds from common stock offerings 284,710 157,319 Proceeds from dividend reinvestment plan 212 221 Other (4,346) (5,364) NET CASH PROVIDED BY FINANCING ACTIVITIES 247,275 77,062 INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS (150) 358 CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR 374 16 CASH AND CASH EQUIVALENTS AT END OF YEAR $ 224 374 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $8,453 and $6,334 for 2019 and 2018, respectively $ 30,839 33,458 Cash paid for operating lease liabilities 1,314 - NON-CASH OPERATING ACTIVITY Operating lease liabilities arising from obtaining right of use assets$ 15,435 - Page 7 of 24

EASTGROUP PROPERTIES

Same Property Portfolio Analysis
(In thousands)
(Unaudited)

	Three Months Ended December 31,			Twelve Months Ended December 31,		
Same Property Portfolio Analysis (Straight-Line Basis) [(1)]	**2019**	**2018**	**% Change**	**2019**	**2018**	**% Change**
Square feet as of period end	36,391	36,391		36,391	36,391	
Average occupancy	97.1%	96.5%	0.6%	96.9%	96.3%	0.6%
Occupancy as of period end	97.0%	96.8%	0.2%	97.0%	96.8%	0.2%
Income from real estate operations	$ 73,649	71,652	2.8%	$ 291,033	280,814	3.6%
Less cash received for lease terminations	(332)	(126)		(1,440)	(323)	
Add straight-line rent write-offs for lease terminations	15	5		183	29	
Income excluding lease termination income	73,332	71,531	2.5%	289,776	280,520	3.3%
Expenses from real estate operations	(21,036)	(21,096)	-0.3%	(83,123)	(81,261)	2.3%
PNOI excluding income from lease terminations	$ 52,296	50,435	3.7%	$ 206,653	199,259	3.7%
Same Property Portfolio Analysis (Cash Basis) [(1)]						
Income from real estate operations	$ 74,012	71,322	3.8%	$ 291,370	278,510	4.6%
Less cash received for lease terminations	(332)	(126)		(1,440)	(323)	
Income excluding lease termination income	73,680	71,196	3.5%	289,930	278,187	4.2%
Expenses from real estate operations	(21,036)	(20,802)	1.1%	(83,123)	(80,757)	2.9%
PNOI excluding income from lease terminations	$ 52,644	50,394	4.5%	$ 206,807	197,430	4.7%

[(1)] Includes properties which were included in the operating portfolio for the entire period of 1/1/18 through 12/31/19.

Page 8 of 24

Additional Financial Information   (In thousands) (Unaudited) Three Months Ended Twelve Months Ended December 31, December 31, 2019 2018 2019 2018 SELECTED INCOME STATEMENT INFORMATION (Items below represent increases or (decreases) in FFO) Straight-line (S/L) rent income adjustment$ 1,196 1,166 4,985 5,116 Reserves for uncollectible S/L rent (45) (295) (84) (504) Net straight-line rent adjustment 1,151 871 4,901 4,612 Cash received for lease terminations 332 126 1,519 323 Less S/L rent write-offs (15) (5) (183) (29) Net lease termination fee income 317 121 1,336 294 Reserves for uncollectible cash rent (64) (207) (364) (280) Stock-based compensation expense (2,661) (1,250) (6,838) (5,283) Debt issuance costs amortization (344) (346) (1,344) (1,352) Indirect leasing costs (105) - (411) - Gain on casualties and involuntary conversion (1) 80 95 428 1,245 Acquired leases - market rent adjustment amortization 387 190 1,229 667 Assumed mortgages - fair value adjustment amortization 5 6 23 27 Three Months Ended Twelve Months Ended December 31, December 31, 2019 2018 2019 2018 WEIGHTED AVERAGE COMMON SHARES Weighted average common shares 38,561 36,135 37,442 35,439 BASIC SHARES FOR EARNINGS PER SHARE (EPS) 38,561 36,135 37,442 35,439 Potential common shares: Unvested restricted stock 126 97 85 67 DILUTED SHARES FOR EPS AND FFO 38,687 36,232 37,527 35,506 (1) Included in Other revenue on the Consolidated Statements of Income and Comprehensive Income; included in FFO. Page 9 of 24

EASTGROUP PROPERTIES

Financial Statistics
($ in thousands, except per share data)
(Unaudited)

		Years Ended				
		2019	2018	2017	2016	2015
ASSETS/MARKET CAPITALIZATION						
Assets	$	2,546,078	2,131,705	1,953,221	1,825,764	1,661,904
Equity Market Capitalization		5,164,306	3,348,269	3,071,927	2,461,251	1,802,957
Total Market Capitalization (Debt and Equity) (1)		6,350,438	4,458,037	4,183,620	3,566,865	2,835,194
Shares Outstanding - Common		38,925,953	36,501,356	34,758,167	33,332,213	32,421,460
Price per share	$	132.67	91.73	88.38	73.84	55.61
FFO CHANGE						
FFO per diluted share (2)	$	4.98	4.66	4.25	4.00	3.67
Change compared to same period prior year		6.9%	9.6%	6.3%	9.0%	6.1%
COMMON DIVIDEND PAYOUT RATIO						
Dividend distribution	$	2.94	2.72	2.52	2.44	2.34
FFO per diluted share (2)		4.98	4.66	4.25	4.00	3.67
Dividend payout ratio		59%	58%	59%	61%	64%
COMMON DIVIDEND YIELD						
Dividend distribution	$	2.94	2.72	2.52	2.44	2.34
Price per share		132.67	91.73	88.38	73.84	55.61
Dividend yield		2.22%	2.97%	2.85%	3.30%	4.21%
FFO MULTIPLE						
FFO per diluted share (2)	$	4.98	4.66	4.25	4.00	3.67
Price per share		132.67	91.73	88.38	73.84	55.61
Multiple		26.64	19.68	20.80	18.46	15.15
INTEREST & FIXED CHARGE COVERAGE RATIOS						
EBITDAre	$	221,517	200,788	180,214	166,463	153,451
Interest expense		34,463	35,106	34,775	35,213	34,666
Interest and fixed charge coverage ratios		6.43	5.72	5.18	4.73	4.43
DEBT-TO-EBITDAre RATIO						
Debt	$	1,182,602	1,105,787	1,108,282	1,101,333	1,027,909
EBITDAre		221,517	200,788	180,214	166,463	153,451
Debt-to-EBITDAre ratio		5.34	5.51	6.15	6.62	6.70
Adjusted debt-to-pro forma EBITDAre ratio		3.92	4.73	5.45	6.05	6.12
DEBT-TO-TOTAL MARKET CAPITALIZATION (1)		18.7%	24.9%	26.6%	31.0%	36.4%

ISSUER RATINGS (3)	Issuer Rating	Outlook
Moody's Investors Service	Baa2	Stable

(1) Before deducting unamortized debt issuance costs.

(2) In connection with the Company's adoption of the Nareit Funds from Operations White Paper - 2018 Restatement, the Company now excludes from FFO the gains and losses on sales of non-operating real estate and assets incidental to the Company's business and therefore adjusted the prior years results to conform to the updated definition of FFO.

(3) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

Page 10 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary

($ in thousands)
(Unaudited)

				Costs Incurred			Anticipated		
			Square Feet (SF)	4th Qtr 2019	Cumulative at 12/31/19	Projected Total Costs	Conversion Date [1]	% Leased 2/5/20	
Lease-up									
Logistics Center 6 & 7 [2]	Dallas, TX		142,000	$ 1,273	15,735	16,400	01/20	100%	
Settlers Crossing 1	Austin, TX		77,000	2,025	9,259	10,200	01/20	100%	
Settlers Crossing 2	Austin, TX		83,000	132	8,475	9,200	01/20	80%	
Parc North 5	Dallas, TX		100,000	94	8,689	9,200	02/20	84%	
Airport Commerce Center 3	Charlotte, NC		96,000	59	8,556	9,100	03/20	100%	
Horizon VIII & IX	Orlando, FL		216,000	1,691	16,601	18,800	04/20	100%	
Ten West Crossing 8	Houston, TX		132,000	451	9,764	10,900	04/20	65%	
Tri-County Crossing 1 & 2	San Antonio, TX		203,000	678	15,386	16,700	04/20	82%	
CreekView 121 5 & 6	Dallas, TX		139,000	712	13,151	16,200	06/20	100%	
Parc North 6	Dallas, TX		96,000	1,245	8,290	10,100	07/20	92%	
Arlington Tech Centre 1 & 2 [2]	Dallas, TX		151,000	560	13,277	15,100	08/20	0%	
Gateway 5	Miami, FL		187,000	1,796	23,105	23,500	09/20	70%	
Grand Oaks 75 2 [2]	Tampa, FL		150,000	236	13,115	13,600	09/20	0%	
Southwest Commerce Center [2]	Las Vegas, NV		196,000	26,613	26,613	30,100	10/20	48%	
SunCoast 6	Ft Myers, FL		81,000	680	7,934	9,200	10/20	75%	
Rocky Point 2 [2]	San Diego, CA		109,000	19,275	19,275	20,600	12/20	0%	
Steele Creek IX	Charlotte, NC		125,000	859	9,120	9,800	12/20	18%	
Total Lease-up			2,283,000	58,379	226,345	248,700		64%	Wgt Avg %
Lease-Up: Projected Stabilized Yield [3]			**7.2%**						
Under Construction									
SunCoast 8	Ft Myers, FL		77,000	4,484	4,484	9,000	05/20	100%	
Gilbert Crossroads A & B	Phoenix, AZ		140,000	4,400	13,950	16,000	01/21	39%	
Hurricane Shoals 3	Atlanta, GA		101,000	6,629	6,629	8,800	03/21	0%	
Interstate Commons 2 [2]	Phoenix, AZ		142,000	9,882	9,882	11,800	03/21	22%	
Tri-County Crossing 3 & 4	San Antonio, TX		203,000	4,294	8,698	14,700	05/21	0%	
World Houston 44	Houston, TX		134,000	2,976	4,790	9,100	05/21	0%	
Ridgeview 1 & 2	San Antonio, TX		226,000	3,853	6,531	18,500	06/21	0%	
CreekView 121 7 & 8	Dallas, TX		137,000	6,799	6,799	16,300	07/21	0%	
Northwest Crossing 1-3	Houston, TX		278,000	11,535	11,535	25,700	07/21	0%	
Settlers Crossing 3 & 4	Austin, TX		173,000	3,903	8,089	18,400	07/21	0%	
LakePort 1-3	Dallas, TX		194,000	4,290	8,062	22,500	09/21	0%	
Total Under Construction			1,805,000	63,045	89,449	170,800		9%	Wgt Avg %
Under Construction: Projected Stabilized Yield [3]			**7.2%**					40%	Wgt Avg %
Development: Projected Stabilized Yield [3]			**7.4%**						
Value-Add: Projected Stabilized Yield [3]			**6.4%**						
Prospective Development		Acres	Projected SF						
Phoenix, AZ		13	178,000	286	4,373				
Ft Myers, FL [4]		24	329,000	(4,039)	7,503				
Miami, FL		43	463,000	3,564	34,185				
Orlando, FL		2	-	-	1,075				
Tampa, FL		33	349,000	95	5,801				
Atlanta, GA [4]		-	-	(3,890)	-				
Jackson, MS		3	28,000	-	706				
Charlotte, NC		43	475,000	421	7,327				
Dallas, TX		72	997,000	11,053	19,588				
Houston, TX [4]		84	1,223,000	(5,660)	19,448				
San Antonio, TX		24	373,000	244	4,199				
Total Prospective Development		341	4,415,000	2,074	104,205				
		341	8,503,000	$ 123,498	419,999				

(1) Development properties will transfer from Development and Value-Add properties to the operating portfolio at the earlier of 90% occupancy or one year after shell completion. Value-Add properties will transfer at the earlier of 90% occupancy or one year after acquisition.

(2) These value-add projects were acquired by EastGroup.

(3) Weighted average yield based on property net operating income at 100% occupancy and rents computed on a straight-line basis.

(4) Negative amounts represent land inventory costs transferred to *Under Construction.*

Page 11 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Transferred to Real Estate Properties

($ in thousands)
(Unaudited)

			Costs Incurred			
		Square Feet (SF)	4th Qtr 2019	Cumulative at 12/31/19	Conversion Date	% Leased 2/5/20
1st Quarter		SF				
Siempre Viva I	San Diego, CA	115,000	$ (94)	14,048	01/19	100%
CreekView 121 3 & 4	Dallas, TX	158,000	(191)	16,118	03/19	100%
Horizon VI	Orlando, FL	148,000	(29)	12,229	03/19	84%
		421,000	(314)	42,395		
2nd Quarter						
Horizon XI	Orlando, FL	135,000	81	10,974	04/19	100%
Falcon Field	Phoenix, AZ	97,000	(3)	8,770	05/19	57%
Gateway 1	Miami, FL	200,000	(69)	24,587	05/19	100%
SunCoast 5	Ft Myers, FL	81,000	(6)	8,233	05/19	100%
		513,000	3	52,564		
3rd Quarter						
Steele Creek V	Charlotte, NC	54,000	10	5,832	07/19	100%
		54,000	10	5,832		
4th Quarter						
Broadmoor 2	Atlanta, GA	111,000	4	7,889	11/19	100%
Eisenhauer Point 9	San Antonio, TX	82,000	299	6,350	11/19	100%
World Houston 43	Houston, TX	86,000	819	6,469	11/19	100%
Eisenhauer Point 7 & 8	San Antonio, TX	336,000	631	23,200	12/19	100%
World Houston 45	Houston, TX	160,000	1,372	16,954	12/19	100%
		775,000	3,125	60,862		
Total Transferred to Real Estate Properties		1,763,000	$ 2,824	161,653		
Projected Stabilized Yield [(1)]		**7.5%**				96% Wgt Avg %

[(1)] Weighted average yield based on property net operating income at 100% occupancy and rents computed on a straight-line basis.

Page 12 of 24

EASTGROUP PROPERTIES

Acquisitions and Dispositions Through December 31, 2019

($ in thousands)
(Unaudited)

ACQUISITIONS

Date	Property Name	Location	Size	Purchase Price [1]
1st Quarter				
None				
2nd Quarter				
04/23/19	Logistics Center 6 & 7	Dallas, TX	142,000 SF	$ 12,960 [2][3]
05/20/19	Airways Business Center	Denver, CO	382,000 SF	48,327
05/31/19	Miramar Land	San Diego, CA	6.5 Acres	13,386
05/31/19	Northwest Crossing Land	Houston, TX	20.0 Acres	5,665
06/26/19	Grand West Crossing Land	Houston, TX	33.2 Acres	8,757
3rd Quarter				
07/31/19	385 Business Park	Greenville, SC	155,000 SF	13,900
08/16/19	Arlington Tech Centre 1 & 2	Arlington (Dallas), TX	151,000 SF	12,615 [2]
09/06/19	Grand Oaks 75 Business Center 1	Tampa, FL	169,000 SF	17,974
09/06/19	Grand Oaks 75 Business Center 2	Tampa, FL	150,000 SF	12,815 [2]
09/06/19	Grand Oaks 75 Business Center Land	Tampa, FL	25.3 Acres	4,101
4th Quarter				
10/04/19	Siempre Viva Distribution Center 2	San Diego, CA	60,000 SF	8,621
10/21/19	Interstate Commons Distribution Center 2	Phoenix, AZ	142,000 SF	9,386 [2]
10/30/19	Southwest Commerce Center	Las Vegas, NV	196,000 SF	25,609 [2]
12/12/19	Basswood Land	Dallas, TX	61.5 Acres	15,766
12/17/19	Rocky Point Distribution Center 1	San Diego, CA	118,000 SF	24,396
12/17/19	Rocky Point Distribution Center 2	San Diego, CA	109,000 SF	19,238 [2]
12/31/19	Otay Mesa Land	San Diego, CA	41.6 Acres	15,282
Total Acquisitions			1,774,000 SF 188.1 Acres	$ 268,798

DISPOSITIONS

Date	Property Name	Location	Size	Gross Sales Price	Realized Gain
1st Quarter					
01/29/19	World Houston 5	Houston, TX	51,000 SF	$ 3,808	2,325 [4]
2nd Quarter					
05/20/19	Altamonte Commerce Center	Orlando, FL	186,000 SF	14,850	9,081 [4]
3rd Quarter					
None					
4th Quarter					
11/07/19	University Business Center 130	Santa Barbara, CA	40,000 SF	11,515	8,354 [4][5]
11/19/19	Siempre Viva Land (eminent domain)	San Diego, CA	0.2 Acres	185	83 [6]
12/03/19	Southpointe Distribution Center	Tucson, AZ	207,000 SF	14,050	11,418 [4]
12/11/19	University Business Center 125 & 175	Santa Barbara, CA	133,000 SF	24,250	9,890 [4]
Total Dispositions			617,000 SF 0.2 Acres	$ 68,658	41,151

[1] Represents acquisition price plus closing costs.

[2] Value-add property acquisition; included in *Development and value-add properties* on the Consolidated Balance Sheets.

[3] This property is located on land subject to a ground lease; therefore, no value was allocated to land for this transaction.

[4] Included in *Gain on sales of real estate investments* on the Consolidated Statements of Income and Comprehensive Income; not included in FFO.

[5] EastGroup owned 80% of University Business Center 130 through a joint venture. The information shown for this transaction also includes the 20% attributable to the Company's noncontrolling interest partner.

[6] Included in *Other* on the Consolidated Statements of Income and Comprehensive Income; not included in FFO.

Page 13 of 24

Real Estate Improvements and Leasing Costs   (In thousands) (Unaudited) Three Months Ended Twelve Months Ended December 31, December 31, REAL ESTATE IMPROVEMENTS 2019 2018 2019 2018 Upgrade on Acquisitions$ 758 120 1,863 294 Tenant Improvements: New Tenants 1,605 2,682 13,113 12,896 Renewal Tenants 1,875 692 3,908 2,926 Other: Building Improvements 940 2,455 5,304 9,012 Roofs 3,940 2,172 12,179 9,053 Parking Lots 187 766 1,455 2,878 Other 18 96 834 861 TOTAL REAL ESTATE IMPROVEMENTS (2) $ 9,323 8,983 38,656 37,920 CAPITALIZED LEASING COSTS (Principally Commissions) (1) Development and Value-Add$ 1,980 1,086 8,065 4,843 New Tenants 1,422 938 5,900 5,880 Renewal Tenants 1,390 1,950 5,069 5,038 TOTAL CAPITALIZED LEASING COSTS $ 4,792 3,974 19,034 15,761 (1) Included in Other Assets . (2) Reconciliation of Total Real Estate Improvements to Real Estate Improvements on the Consolidated Statements of Cash Flows: Twelve Months Ended December 31, 2019 2018 Total Real Estate Improvements$ 38,656 37,920 Change in Real Estate Property Payables (876) 581 Change in Construction in Progress (5) (999) Real Estate Improvements on the Consolidated Statements of Cash Flows $ 37,775 37,502 Page 14 of 24

EASTGROUP PROPERTIES

Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended December 31, 2019	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement (1)	PSF Leasing Commission (1)	PSF Total Leasing Cost (1)
New Leases (2)	37	660	4.5	16.8%	9.0%	$ 2.62	$ 2.09	$ 4.71
Renewal Leases	53	1,163	3.9	19.3%	9.6%	0.97	0.99	1.96
Total/Weighted Average	**90**	**1,823**	**4.2**	**18.3%**	**9.3%**	**$ 1.57**	**$ 1.39**	**$ 2.96**
					Per Year	**$ 0.37**	**$ 0.33**	**$ 0.70**
Weighted Average Retention (3)	**67.3%**							

Twelve Months Ended December 31, 2019	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement (1)	PSF Leasing Commission (1)	PSF Total Leasing Cost (1)
New Leases (2)	149	2,659	4.9	15.3%	7.2%	$ 3.29	$ 2.22	$ 5.51
Renewal Leases	210	4,263	4.0	18.6%	8.3%	1.12	1.14	2.26
Total/Weighted Average	**359**	**6,922**	**4.3**	**17.3%**	**7.9%**	**$ 1.96**	**$ 1.56**	**$ 3.52**
					Per Year	**$ 0.46**	**$ 0.36**	**$ 0.82**
Weighted Average Retention (3)	**71.3%**							

	12/31/19	09/30/19	06/30/19	03/31/19	12/31/18
Percentage Leased	97.6%	97.9%	97.5%	97.7%	97.3%
Percentage Occupied	97.1%	97.4%	96.5%	96.9%	96.8%

(1) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.
(2) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup.
(3) Calculated as square feet of renewal leases signed during the quarter / square feet of leases expiring during the quarter (not including early terminations or bankruptcies).

Page 15 of 24

EASTGROUP PROPERTIES

Core Market Operating Statistics
December 31, 2019
(Unaudited)

	Total Square Feet of Properties	% of Total	Annualized Base Rent [1]	% Leased	% Occupied	Lease Expirations in Square Feet 2020	Lease Expirations in Square Feet 2021	Same Property PNOI Change (excluding income from lease terminations) QTR Straight-Line Basis	QTR Cash Basis [3]	YTD Straight-Line Basis	YTD Cash Basis [3]	Rental Change New and Renewal Leases [2] QTR Straight-Line Basis	QTR Cash Basis [3]	YTD Straight-Line Basis	YTD Cash Basis [3]
Florida															
Tampa	4,346,000	10.5%	9.8%	98.2%	97.5%	935,000	893,000	5.2%	4.9%	4.2%	3.9%	13.2%	2.1%	15.0%	3.7%
Orlando	3,469,000	8.4%	9.0%	96.0%	96.0%	508,000	429,000	1.1%	3.1%	3.3%	8.7%	19.4%	9.6%	19.9%	7.8%
Jacksonville	2,273,000	5.5%	4.3%	96.6%	96.4%	429,000	545,000	11.0%	12.7%	4.6%	5.3%	19.5%	11.2%	20.3%	9.6%
Miami/Ft. Lauderdale	1,272,000	3.1%	3.8%	98.2%	98.2%	254,000	134,000	15.3%	15.8%	4.0%	4.5%	26.8%	10.2%	20.0%	10.0%
Ft. Myers	392,000	1.0%	1.2%	100.0%	100.0%	21,000	103,000	4.3%	3.2%	5.8%	4.4%	N/A	N/A	14.0%	2.5%
	11,752,000	**28.5%**	**28.1%**	**97.3%**	**97.0%**	**2,147,000**	**2,104,000**	**5.8%**	**6.6%**	**4.0%**	**5.7%**	**16.6%**	**5.5%**	**17.8%**	**6.6%**
Texas															
Dallas	3,728,000	9.0%	8.1%	99.2%	99.1%	556,000	304,000	-3.0%	-2.5%	2.2%	3.5%	47.1%	33.7%	22.4%	15.7%
Houston	5,743,000	13.9%	13.9%	98.4%	98.4%	386,000	1,266,000	1.9%	2.2%	2.2%	2.1%	9.2%	3.4%	3.6%	-2.5%
San Antonio	3,460,000	8.4%	9.1%	96.7%	96.2%	481,000	477,000	1.5%	1.8%	1.4%	2.3%	11.9%	5.0%	15.0%	6.5%
Austin	743,000	1.8%	2.1%	96.0%	96.0%	91,000	45,000	5.9%	8.3%	8.1%	10.6%	16.0%	3.5%	12.8%	5.4%
El Paso	957,000	2.3%	1.7%	99.0%	99.0%	114,000	113,000	5.0%	6.7%	4.4%	5.4%	22.3%	13.3%	20.0%	11.6%
	14,631,000	**35.4%**	**34.9%**	**98.1%**	**98.0%**	**1,628,000**	**2,205,000**	**1.1%**	**1.7%**	**2.5%**	**3.2%**	**19.5%**	**11.3%**	**11.5%**	**4.3%**
California															
San Francisco	1,045,000	2.5%	2.7%	86.7%	78.9%	116,000	329,000	-5.6%	-5.0%	4.8%	6.6%	34.0%	29.4%	52.7%	40.5%
Los Angeles [4]	2,323,000	5.6%	7.2%	100.0%	100.0%	182,000	1,217,000	1.9%	3.5%	2.2%	3.9%	N/A	N/A	47.7%	32.1%
Fresno	398,000	1.0%	0.7%	99.0%	97.5%	105,000	129,000	-8.2%	-8.8%	-1.7%	0.9%	16.0%	4.1%	13.4%	4.6%
San Diego	758,000	1.8%	2.8%	100.0%	100.0%	48,000	112,000	25.3%	61.6%	12.8%	26.5%	35.3%	28.6%	21.5%	19.5%
	4,524,000	**10.9%**	**13.4%**	**96.8%**	**94.9%**	**451,000**	**1,787,000**	**1.7%**	**5.0%**	**3.9%**	**6.7%**	**29.0%**	**21.9%**	**40.4%**	**28.4%**
Arizona															
Phoenix	2,502,000	6.1%	5.9%	93.2%	92.6%	344,000	395,000	5.0%	-2.0%	2.9%	1.8%	24.2%	12.5%	23.1%	7.5%
Tucson	848,000	2.1%	2.0%	100.0%	100.0%	188,000	33,000	8.2%	27.9%	12.0%	17.7%	-12.6%	-14.4%	7.4%	0.3%
	3,350,000	**8.2%**	**7.9%**	**94.9%**	**94.5%**	**532,000**	**428,000**	**5.6%**	**2.5%**	**4.5%**	**4.4%**	**20.4%**	**9.9%**	**22.1%**	**7.1%**
Other Core															
Atlanta	891,000	2.2%	1.9%	100.0%	100.0%	105,000	70,000	141.2%	132.4%	40.1%	20.3%	15.8%	13.3%	3.1%	0.3%
Charlotte	3,185,000	7.7%	6.7%	99.1%	99.1%	550,000	445,000	-1.7%	-0.8%	1.0%	1.6%	17.9%	8.8%	16.8%	8.2%
Denver	886,000	2.1%	2.6%	97.9%	94.9%	122,000	191,000	5.8%	10.4%	17.2%	16.5%	2.9%	-1.8%	10.4%	0.8%
Las Vegas	558,000	1.4%	1.6%	100.0%	100.0%	-	221,000	2.3%	4.0%	9.5%	14.6%	30.1%	20.8%	25.3%	15.9%
	5,520,000	**13.4%**	**12.8%**	**99.1%**	**98.7%**	**777,000**	**927,000**	**7.7%**	**8.0%**	**7.4%**	**6.9%**	**14.1%**	**7.7%**	**13.3%**	**5.6%**
Total Core Markets	**39,777,000**	**96.4%**	**97.1%**	**97.6%**	**97.1%**	**5,535,000**	**7,451,000**	**3.7%**	**4.4%**	**3.9%**	**4.9%**	**18.5%**	**9.5%**	**17.8%**	**8.2%**
Total Other Markets [4]	**1,494,000**	**3.6%**	**2.9%**	**96.0%**	**95.4%**	**125,000**	**139,000**	**4.3%**	**7.3%**	**-1.3%**	**-0.7%**	**-3.0%**	**-4.1%**	**6.9%**	**0.6%**
Total Operating Properties	**41,271,000**	**100.0%**	**100.0%**	**97.6%**	**97.1%**	**5,660,000**	**7,590,000**	**3.7%**	**4.5%**	**3.7%**	**4.7%**	**18.3%**	**9.3%**	**17.3%**	**7.9%**

(1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).

(2) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup.

(3) Excludes straight-line rent adjustments and amortization of above/below market rent intangibles.

(4) Includes the Company's share of its less-than-wholly-owned real estate investments.

Page 16 of 24

EASTGROUP PROPERTIES

Lease Expiration Summary
Total Square Feet of Operating Properties Based On Leases Signed Through December 31, 2019
($ in thousands)
(Unaudited)

LEASE EXPIRATION	Square Footage of Leases Expiring	% of Total SF	Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Vacancy	1,002,000	2.4%	$ -	0.0%
2020 (1)	5,660,000	13.7%	36,530	14.6%
2021	7,590,000	18.4%	48,814	19.6%
2022	7,305,000	17.7%	43,535	17.5%
2023	4,649,000	11.3%	29,694	11.9%
2024	5,882,000	14.2%	36,426	14.6%
2025	3,264,000	7.9%	18,555	7.4%
2026	1,926,000	4.7%	12,793	5.1%
2027	1,305,000	3.2%	7,676	3.1%
2028	1,024,000	2.5%	5,899	2.4%
2029 and beyond	1,664,000	4.0%	9,467	3.8%
TOTAL	41,271,000	100.0%	$ 249,389	100.0%

(1) Includes month-to-month leases.

Page 17 of 24

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of December 31, 2019
(Unaudited)

	Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio	% of Total Annualized Base Rent [(1)]
1	The Chamberlain Group	2	Tucson, AZ	350,000		
		1	Charlotte, NC	11,000		
					0.9%	1.0%
2	WNA Comet West, Inc.	1	Los Angeles, CA	411,000	1.0%	1.0%
3	Essendant Co.	1	Orlando, FL	404,000	1.0%	0.9%
4	Mattress Firm	1	Houston, TX	202,000		
		1	Tampa, FL	109,000		
		1	Jacksonville, FL	49,000		
		1	Ft. Myers, FL	25,000		
					0.9%	0.8%
5	Kuehne & Nagel, Inc.	2	Houston, TX	172,000		
		2	Charlotte, NC	106,000		
					0.7%	0.8%
6	Price Transfer	1	Los Angeles, CA	262,000	0.6%	0.8%
7	Oceaneering International, Inc.	3	Orlando, FL	259,000	0.6%	0.7%
8	Iron Mountain Information Management, Inc.	2	Tampa, FL	184,000		
		2	Phoenix, AZ	59,000		
		1	Ft. Lauderdale, FL	45,000		
		1	Jacksonville, FL	40,000		
					0.8%	0.7%
9	U.S. Postal Service	1	Houston, TX	110,000		
		1	New Orleans, LA	99,000		
		2	Tampa, FL	59,000		
					0.6%	0.6%
10	Arizona Nutritional Supplements LLC	2	Phoenix, AZ	228,000	0.6%	0.6%
		29		3,184,000	7.7%	7.9%

(1) Calculation: Customer Annualized Base Rent as of 12/31/19 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

Page 18 of 24

EASTGROUP PROPERTIES

Debt and Equity Market Capitalization
December 31, 2019
($ in thousands, except per share data)
(Unaudited)

	2020	2021	2022	2023	2024	2025 and Beyond	Total	Average Years to Maturity
Unsecured debt (fixed rate) [1]	$ 105,000	40,000	75,000	115,000	120,000	485,000	940,000	5.5
Weighted average interest rate	*3.55%*	*2.34%*	*3.03%*	*2.96%*	*3.47%*	*3.63%*	*3.42%*	
Secured debt (fixed rate)								
Balloon payments	-	85,600	32,655	-	-	1,549	119,804	
Amortization	9,047	3,962	115	119	122	253	13,618	
	9,047	89,562	32,770	119	122	1,802	133,422	1.4
Weighted average interest rate	*4.42%*	*4.55%*	*4.09%*	*3.85%*	*3.85%*	*3.85%*	*4.42%*	
Total unsecured debt and secured debt	**$ 114,047**	**129,562**	**107,770**	**115,119**	**120,122**	**486,802**	**1,073,422**	5.0
Weighted average interest rate	*3.62%*	*3.86%*	*3.35%*	*2.96%*	*3.47%*	*3.63%*	*3.54%*	

Unsecured debt and secured debt (fixed rate)	$ 1,073,422
Unsecured bank credit facilities (variable rate)	
$45MM Line - 2.763% - matures 7/30/2022	7,710
$350MM Line - 2.776% - matures 7/30/2022	105,000
Total carrying amount of debt	**$ 1,186,132**
Total unamortized debt issuance costs	(3,530)
Total debt net of unamortized debt issuance costs	**$ 1,182,602**
Equity market capitalization	
Shares outstanding - common	38,925,953
Price per share at quarter end	$ 132.67
Total equity market capitalization	**$ 5,164,306**
Total market capitalization (debt and equity) [2]	**$ 6,350,438**
Total debt / total market capitalization [2]	**18.7%**

(1) *These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps*
(2) *Before deducting unamortized debt issuance costs*

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Continuous Common Equity Program Through December 31, 2019   ($ in thousands, except per share data) (Unaudited) Average Shares Issued Sales Price Offering-Related and Sold (1) (Per Share) Gross Proceeds Fees and Expenses Net Proceeds 1st Quarter 232,205 $ 107.66 $ 25,000 $ (600) $ 24,400 2nd Quarter 790,052 113.91 89,995 (959) 89,036 3rd Quarter 849,751 123.56 104,999 (1,088) 103,911 4th Quarter 516,334 132.52 68,425 (1,062) 67,363 TOTAL 2019 2,388,342 $ 120.76 $ 288,419 $ (3,709) $ 284,710 (1) On December 20, 2019, the Company filed with the Securities and Exchange Commission a prospectus supplement in connection with the establishment of a new continuous equity offering program pursuant to which the Company may sell shares of its common stock having an aggregate offering price of up to $750.0 million from time to time in at-the-market offerings or certain other transactions. This new program is intended to replace the Company's former continuous equity offering progam under which the shares in the table above were issued and sold. Page 20 of 24

Debt-to-EBITDAre Ratios   ($ in thousands) (Unaudited) Quarter Ended Years Ended December 31, December 31, 2019 2019 2018 2017 2016 2015 EBITDAre$ 57,518 $ 221,517 200,788 180,214 166,463 153,451 Debt 1,182,602 1,182,602 1,105,787 1,108,282 1,101,333 1,027,909 DEBT-TO-EBITDAre RATIO 5.14 5.34 5.51 6.15 6.62 6.70 EBITDAre$ 57,518 $ 221,517 200,788 180,214 166,463 153,451 Adjust for acquisitions as if owned for entire period 630 5,590 1,909 859 991 1,959 Adjust for development and value-add properties in lease-up (1,330) (2,072) (304) (679) (939) (271) or under construction Adjust for properties sold during the period (690) (3,812) (474) (1,031) (1,308) (96) Pro Forma EBITDAre $ 56,128 $ 221,223 201,919 179,363 165,207 155,043 Debt$ 1,182,602 $ 1,182,602 1,105,787 1,108,282 1,101,333 1,027,909 Subtract development and value-add properties in lease-up or under construction (315,794) (315,794) (149,860) (130,505) (101,520) (79,705) Adjusted Debt$ 866,808 $ 866,808 955,927 977,777 999,813 948,204 ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO 3.86 3.92 4.73 5.45 6.05 6.12 Page 21 of 24

Outlook for 2020 (Unaudited)   Low Range High Range Q1 2020 Y/E 2020 Q1 2020 Y/E 2020 (In thousands, except per share data) Net income attributable to common stockholders$ 19,658 88,703 21,214 92,643 Depreciation and amortization 29,892 118,278 29,892 118,278 Funds from operations attributable to common stockholders$ 49,550 206,981 51,106 210,921 Diluted shares 38,923 39,394 38,923 39,394 Per share data (diluted): Net income attributable to common stockholders$ 0.51 2.25 0.55 2.35 Funds from operations attributable to common stockholders 1.27 5.25 1.31 5.35 The following assumptions were used for the mid-point: Initial Guidance Actual for Year Metrics for Year 2020 2019 FFO per share $5.25 - $5.35 $4.98 FFO per share increase over prior year period 6.4% 6.9% Same PNOI growth (excluding income from lease terminations): Straight-line basis — same property pool 1.7% - 2.7% (1) 3.7% Cash basis — same property pool (2) 2.5% - 3.5% (1) 4.7% Average month-end occupancy 96.3% 96.9% Lease termination fee income $500,000 $1,336,000 Reserves for uncollectible rent $800,000 $448,000 Development starts: Square feet 1.6 million 2.7 million Projected total investment $150 million $262 million Value-add property acquisitions (projected total investment) $30 million $108 million Operating property acquisitions $65 million $142 million Operating property dispositions (potential gains on dispositions are not included in the projections) $40 million $66 million Unsecured debt closing in period $100 million at $290 million at 3.75% 3.45% weighted average interest rate Common stock issuances $170 million $288 million General and administrative expense $16.4 million $16.4 million (1) Includes properties which have been in the operating portfolio since 1/1/19 and are projected to be in the operating portfolio through 12/31/20; includes 38,737,000 square feet. (2) Cash basis excludes straight-line rent adjustments and amortization of market rent intangibles for acquired leases. Page 22 of 24

Glossary of REIT Terms  Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease-up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non-GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO Excluding Gain on Casualties and Involuntary Conversion: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on casualties and involuntary conversion. The Company believes that the exclusion of gain on casualties and involuntary conversion presents a more meaningful comparison of operating performance. Industrial Properties: Generally consisting of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period.   Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets.   Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to-month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease. Page 23 of 24

Glossary of REIT Terms  (Continued) Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust: A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental changes on new and renewal leases: Rental changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term. If free rent is given, then the first positive full rent value is used. Rental amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2018 through December 31, 2019. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI Excluding Income from Lease Terminations on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Acquired properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% occupied as of the acquisition date (or will be less than 75% occupied within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the acquisition cost will be spent to redevelop the property. Page 24 of 24